Exhibit 1

JOINT FILING AGREEMENT

The persons below hereby agree that the Schedule 13D to which this agreement is attached as an exhibit, as well as all future amendments to such Schedule 13D, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934.

Dated: August 30, 2021

Thrive Capital Partners II, L.P.

By: Thrive Partners II GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners III, L.P.

By: Thrive Partners III GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners V, L.P.

By: Thrive Partners V GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners VI Growth, L.P.

By: Thrive Partners VI GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Capital Partners VII Growth, L.P.

By: Thrive Partners VII Growth GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount TW, L.P.

By: Thrive Partners III GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount V Associates, L.P.

By: Thrive Partners V GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount VI Associates, L.P.

By: Thrive Partners VI GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Claremount VII Associates, L.P.

By: Thrive Partners VII GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners II GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners III GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners V GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners VI GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners VII Growth GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

Thrive Partners VII GP, LLC

By:	/s/ Joshua Kushner
Name: Joshua Kushner
Title: Managing Member

/s/ Joshua Kushner
Joshua Kushner

Annex I

Information With Respect to Transactions of Class A Common Stock during the Past 60 Days

Name	Date of Purchase	Nature of Transaction	Amount of Securities Purchased	Average Price Per Share	Where and How the Transaction was Effected
Thrive VII Growth	8/20/2021	Purchase of Class A Common Stock	67,726	$13.4107	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	8/20/2021	Purchase of Class A Common Stock	816	$13.4107	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	8/23/2021	Purchase of Class A Common Stock	124,401	$13.0104	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	8/23/2021	Purchase of Class A Common Stock	1,499	$13.0104	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	8/24/2021	Purchase of Class A Common Stock	1,061,552	$12.69	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	8/24/2021	Purchase of Class A Common Stock	12,790	$12.69	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	8/25/2021	Purchase of Class A Common Stock	31,415	$13.1757	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	8/25/2021	Purchase of Class A Common Stock	379	$13.1757	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	8/26/2021	Purchase of Class A Common Stock	202,373	$13.7435	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.

Claremount VII	8/26/2021	Purchase of Class A Common Stock	2,438	$13.7435	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Thrive VII Growth	8/27/2021	Purchase of Class A Common Stock	215,000	$14.0539	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.
Claremount VII	8/27/2021	Purchase of Class A Common Stock	2,590	$14.0539	Effected on the open market in accordance with the daily volume and other limitations of Rule 10b-18.